UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: January 15, 2013
DATE OF EARLIEST EVENT REPORTED: May 23, 2012

000-53725
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Blast Energy Services, Inc.
(Former name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Former address of principal executive offices)

P.O. Box 710152
Houston, Texas 77271
 (Former address of principal executive offices)

(855) 733 2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02.	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Initial Restatement of Pacific Energy Development Corp. Consolidated Financial Statements for the Year Ended December 31, 2011

On May 23, 2012, the Board of Directors of the Company concluded that the consolidated financial statements of the Company for the year ended December 31, 2011 should no longer be relied upon and should be restated in order to correct two errors discovered subsequent to their original issuance. These errors were as follows:

●	$87,668 of improperly deferred costs associated with the Eagle Ford Asset acquisition (as described in Note 13 of these consolidated financial statements).

●	$19,200 of improper intercompany profit eliminations related to intercompany transactions between Condor Energy Technology LLC and the Company.

The impact on the previously reported consolidated balance sheet as of December 31, 2011 is as follows:

	As Reported	As Restated

Deferred costs	$199,496	$111,828
Total current assets	$704,815	$617,147
Equity method investment	$607,653	$588,453
Total assets	$3,045,496	$2,938,628
Accumulated deficit	$587,142	$694,010
Total stockholders’ equity	$995,121	$888,553
The impact on the previously reported loss from operations and net loss for the period from February 9, 2011 (Inception) through December 31, 2011 is as follows:

	As Reported	As Restated

Equity in loss of equity method investment	$(6,675)	$(25,875)
Loss from operations	$(560,457)	$(648,125)
Net loss	$(587,142)	$(694,010)

As a result of the foregoing, the Company intends to restate its consolidated balance sheet and consolidated statement of operations in a further amendment to its Form 8-K filed on August 2, 2012, as amended August 8, 2012.

Our Board of Directors discussed the restatement shown above with Singer Lewak, LLP, our former independent registered public accounting firm that originally audited these financial statements, as well as with GBH CPAs, PC, our current independent registered public accounting firm.

Second Restatement of Pacific Energy Development Corp. Consolidated Financial Statements for the Year Ended December 31, 2011

On December 12, 2012, the Board of Directors of the Company concluded that the consolidated financial statements of the Company for the year ended December 31, 2011 previously filed on Form 8-K/A on August 8, 2012 should no longer be relied upon and should be restated in order to correct the Company’s accounting for the fully vested non-forfeitable stock award issued to investor relations consultants as disclosed in Note 9 of these consolidated financial statements.  The Company originally recorded the $69,667 value of the award as a stock service receivable in the balance sheet as performance was not required until the Company had completed a reverse merger transaction, at which time the 18 month service period would commence. Because the award is fully vested and non-forfeitable and the Company has no ability to compel specific performance, the Company reconsidered its accounting for this transaction and concluded that the appropriate treatment should have been to expense the value of the award in full. These consolidated financial statements are being restated to reflect this correction.

The impact on the previously reported consolidated balance sheet as of December 31, 2011 is as follows:

	As Reported	As Restated

Stock service receivable	$(69,667)	$0
Accumulated deficit	$(694,010)	$(763,677)
Total stockholders' equity	$888,553	$888,553

The impact on the previously reported consolidated loss from operations and consolidated net loss for the period from February 9, 2011 (Inception) through December 31, 2011 is as follows:

	As Reported	As Restated
Professional services	$205,200	$274,867
Loss from operation	$(648,125)	$(717,792)
Net loss	$(694,010)	$(763,677)

As a result of the foregoing, the Company intends to restate its consolidated balance sheet and consolidated statement of operations in a further amendment to its Form 8-K filed on August 2, 2012, as amended August 8, 2012.

Our Board of Directors discussed the restatement shown above with Singer Lewak, our former independent registered public accounting firm that originally audited these financial statements, as well as with GBH CPAs, PC, our current independent registered public accounting firm. The Company has requested Singer Lewak, LLP  to furnish the Company with a letter addressed to the Securities and Exchange Commission, stating whether Singer Lewak, LLP agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of such letter from Singer Lewak, LLP is included as Exhibit 7.1 to this report.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

7.1	Letter of Singer Lewak, LLP dated January 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Michael L. Peterson
Michael L. Peterson
Executive Vice President and Chief Financial Officer

Date: January 15, 2013

EXHIBIT INDEX
Exhibit No.	Description

7.1	Letter of Singer Lewak, LLP dated January 15, 2013